UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 15, 2007
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 18, 2007, Cerner Corporation (the “Company”) issued a press release announcing, among other things, its financial results for the three and nine month periods ended September 29, 2007. The press release is furnished as Exhibit 99.1 and is attached hereto.
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP measures of operating results, net earnings and earnings per share, which are adjusted from results based on GAAP to exclude certain charges and gains. The Company also discloses certain non-GAAP financial measures, such as booking revenue and revenue backlog (which includes contract backlog and support and maintenance backlog). These non-GAAP measures are provided to enhance the user’s overall understanding of our financial performance, and as required, are also reconciled to GAAP. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.
The information contained in this Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information is this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Item 8.01 Other Events.
Effective October 15, 2007, Computershare Trust Company, N.A. (“Computershare”) is acting as the new transfer agent and registrar for the Company. The change was a result of the acquisition of the transfer agent and registrar business of our prior transfer agent and registrar, UMB Bank, n.a., by Computershare. The contact information for Computershare is as follows:
Written requests via postal mail:

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
For overnight/express delivery only:

Computershare Trust Company, N.A.
250 Royall Street

Canton, MA 02021
Website

www.computershare.com
eMail inquiries:

web.queries@computershare.com
Telephone inquiries:

+1 800 884 4225 (toll free within the US and Canada)
+1 781 575 4706 (from all other locations)
Item 9.01 Financial Statements and Exhibits.
c)	Exhibits
99.1	Press Release of Cerner Corporation dated October 18, 2007.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: October 18, 2007	By:	/s/ Marc G. Naughton
Marc G. Naughton, Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Cerner Corporation dated October 18, 2007.